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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2002

BEAR STEARNS ASSET BACKED SECURITIES, INC. (as depositor under a Pooling and Servicing Agreement, dated as of August 1, 2001, providing for, inter alia, the issuance of Asset- Backed Certificates, Series 2001-AC1)

Bear Stearns Asset Backed Securities, Inc.
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(Exact name of registrant as specified in its charter)



            DELAWARE                 333-56242             13-3836437
            --------                 ---------             ----------
  (State or Other Jurisdiction      (Commission         (I.R.S. Employer
       of Incorporation)            File Number)        Idenfication No.)


383 Madison Avenue                                 10179
------------------                                 -----
New York, New York                               (Zip Code)
(ADDRESS OF PRINCIPAL
EXECUTIVE OFFICES)




Registrant's telephone number, including area code, is (212) 272-2000


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 Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Amendment No. 1 to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2001, among Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor"), EMC Mortgage Corporation, as seller (the "Seller") and master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee") and securities administrator (the "Securities Administrator").




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BEAR STEARNS ASSET BACKED
                                          SECURITIES, INC



                                          By:
                                              -------------------------
                                          Name:
                                          Title:


Dated: July 10, 2002